VERTITEK INC.

CONTENTS

Page

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	F-1

FINANCIAL STATEMENTS

Balance Sheet as of January 31, 2015	F-2

Statement of Operations	F-3
from Inception, February 19, 2014, to January 31, 2015

Statement of Changes in Stockholders’ Deficit	F-4
from Inception, February 19, 2014, to January 31, 2015

Statement of Cash Flows	F-5
from Inception, February 19, 2014, to January 31, 2015

NOTES TO FINANCIAL STATEMENTS	F-6 – F-8

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Russell E. Anderson, CPA Russ Bradshaw, CPA William R. Denney, CPA Kristofer Heaton, CPA

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Officers and Directors

Vertitek Inc.

Lake Charles, Louisiana

We have audited the accompanying balance sheet of Vertitek Inc. as of January 31, 2015, and the related statements of operations, changes in stockholders’ (deficit), and cash flows for the period from inception on February 19, 2014 to January 31, 2015. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States of America). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Vertitek Inc. as of January 31, 2015, and the results of its operations, and its cash flows for the period from inception on February 19, 2014 to January 31, 2015, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements referred to above have been prepared assuming the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred losses since inception and has not generated revenues from its planned principal operations. These factors raise substantial doubt that the Company will be able to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Anderson Bradshaw PLLC
Salt Lake City, Utah March 19, 2015

5296 S. Commerce Dr Suite 300 Salt Lake City, Utah 84107 USA (T) 801.281.4700 (F) 801.281.4701 abcpas.net

F-1

VERTITEK INC.

BALANCE SHEET

ASSETS
January 31, 2015

CURRENT ASSETS
Cash	$21,251
Total Current Assets	21,251

FIXED ASSETS
Prototype Development (at cost)	3,141
Total Fixed Assets	3,141

TOTAL ASSETS	$24,392

LIABILITIES AND STOCKHOLDERS’ DEFICIT

CURRENT LIABILITIES
Short Term Advances	$23,500
Accounts Payable - Related Party	2,416
Total Current Liabilities	25,916

TOTAL LIABILITIES	$25,916

STOCKHOLDERS’ DEFICIT
Common Stock, $0.001 par value, 1 million shares authorized; 1,000,000 and 1,000,000 shares issued and outstanding, respectively	1,000
Additional Paid In Capital	-
Retained Deficit	(2,524)

TOTAL STOCKHOLDERS’ DEFICIT	(1,524)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$24,392

F-2

VERTITEK INC.

STATEMENT OF OPERATIONS

Period from Inception
February 19, 2014 to
January 31, 2015

REVENUES	$-

COST OF REVENUES	-

GROSS PROFIT	-

EXPENSES
General and Administrative Expenses	1,024
Compensation Expense	1,500

LOSS FROM OPERATIONS	$(2,524)

NET LOSS	$(2,524)

NET LOSS PER SHARE:

Common Stock:
Basic and Diluted Net Loss Per Share	$(0.01)

Denominator for Basic and Diluted Net Loss Per Share Weighted Average Number of Common Shares Outstanding
205,202

F-3

VERTITEK INC.

STATEMENT OF CHANGES IN STOCKHOLDERS’ DEFICIT

			Additional		Total
	Common Stock		Paid-In	Retained	Stockholders’
	Shares	Amount	Capital	Deficit	Deficit
INCEPTION — February 19, 2014	—	-	-	-	-

Issuance of Shares for Services	1,000,000	1,000	-	-	1,000
Net Loss	—	—	—	(2,524)	(2,524)

BALANCE — January 31, 2015	1,000,000	1,000	$-	$(2,524)	$(1,524)

F-4

VERTITEK INC.

STATEMENT OF CASH FLOWS

Period from Inception
February 14, 2014 to
CASH FLOWS FROM OPERATING ACTIVITIES	January 31, 2015

Net Loss	$(2,524)

Changes in operating assets and liabilities:
Common shares issued for services	1,000
Increase in Accounts Payable - Related Party	2,416

NET CASH PROVIDED BY (USED IN) OPERATING ACTIVITIES	892

CASH (USED IN) INVESTING ACTIVITIES
Investment in Prototype (at cost)	(3,141)
NET CASH (USED IN) INVESTING ACTIVITIES	(3,141)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from Short Term Advances	23,500
NET CASH PROVIDED BY FINANCING ACTIVITIES	23,500

NET INCREASE IN CASH	21,251

CASH, Beginning of Year	-

CASH, End of Year	$21,251

Supplementary Cash Flow Information
Cash paid for:
Interest	$-
Income taxes	$-

F-5

VERTITEK INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – DESCRIPTION OF COMPANY

Landstar Leasing, Inc. (“Landstar”) was incorporated pursuant to the Wyoming Business Corporation Act on February 19, 2014. On November 19, 2014, Landstar changed its name to Vertitek Inc. (the “Company”).

Since its inception, the Company has focused on the development of unmanned vehicle software, hardware and cloud services for a wide range of commercial applications around the globe. The Company’s mission is to become one of the world’s leading suppliers of unmanned vehicles and related high tech equipment and services.

To date, the Company has not generated revenues or earnings as a result of its activities.

The accompanying financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result from the possible inability of the Company to continue as a going concern.

NOTE 2 – GOING CONCERN AND MANAGEMENT PLANS

The Company sustained a loss of approximately $1,500 for the period from inception, February 19, 2014 through January 31, 2015, and as of January 31, 2015, had an accumulated deficit of approximately $2,500.

These factors raise a substantial doubt about the Company’s ability to continue as a going concern. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

The Company does not have the resources at this time to repay its credit and debt obligations, make any payments in the form of dividends to its shareholders or fully implement its business plan. Without additional capital, the Company will not be able to remain in business.

In addition to operational expenses, as the Company executes its business plan, it is incurring expenses related to the ongoing development of prototypes and other systems that will need to be developed before the Company can fully execute upon its business plan. In order to finance these expenditures, the Company has raised capital in the form of debt, which will have to be repaid, as discussed in detail below. The Company has depended on advances from a potential merger candidate to finance its operations. Should the merger not occur as planned the Company will be unable to repay these obligations.

Management anticipates that significant dilution will occur as the result of any future sales of the Company’s common stock and this will reduce the value of its outstanding shares. The Company cannot project the future level of dilution that will be experienced by investors as a result of its future financings, but it will significantly affect the value of its shares.

Management believes that the Company’s projects and initiatives will be successful and will provide significant profit to the Company, which will be used to finance the Company’s future growth. However, there can be no assurances that the Company’s planned activities will be successful, or that the Company will ultimately attain profitability. The Company’s long-term viability depends on its ability to obtain adequate sources of debt or equity funding to meet current commitments and fund the continuation of its business operations and the ability of the Company to ultimately achieve adequate profitability and cash flows from operations to sustain its operations.

F-6

VERTITEK INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

BASIS OF PRESENTATION – The Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the result of operations for the periods presented have been reflected herein. The accompanying financial statements have been prepared solely from the accounts of the Company.

USE OF ESTIMATES – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ.

CASH AND CASH EQUIVALENTS – The Company considers all highly liquid debt instruments and other short-term investments with maturity of three months or less, when purchased, to be cash equivalents. The Company maintains cash and cash equivalent balances at one financial institution that is insured by the FDIC.

FIXED ASSETS – The Company’s fixed assets are stated at cost, less accumulated depreciation. Depreciation will be provided using the straight-line method over the estimated useful lives of the related assets. Costs of maintenance and repairs will be charged to expense as incurred. The Company is currently developing a prototype drone which will be depreciated over its useful life after it is completed.

RECOVERABILITY OF LONG-LIVED ASSETS – The Company reviews the recoverability of long-lived assets on a periodic basis whenever events and changes in circumstances have occurred which may indicate a possible impairment. The assessment for potential impairment will be based primarily on the Company’s ability to recover the carrying value of its long-lived assets from expected future cash flows from its operations on an undiscounted basis. If such assets are determined to be impaired, the impairment recognized is the amount by which the carrying value of the assets exceeds the fair value of the assets. Fixed assets to be disposed of by sale will be carried at the lower of the then current carrying value or fair value less estimated costs to sell.

FAIR VALUE OF FINANCIAL INSTRUMENTS – The carrying amount reported in the balance sheet for cash and cash equivalents, accounts payable, and accrued expenses approximate fair value because of the immediate or short-term maturity of these financial instruments. The Company does not utilize derivative instruments.

INCOME TAXES – The Company accounts for income taxes utilizing the liability method of accounting. Under the liability method, deferred taxes are determined based on differences between financial statement and tax bases of assets and liabilities at enacted tax rates in effect in years in which differences are expected to reverse. Valuation allowances are established, when necessary, to reduce deferred tax assets to amounts that are expected to be realized.

REVENUE RECOGNITION – The Company will generate revenue from sales in accordance with Accounting Standards Codification 605. The criteria for recognition are as follows:

1	Persuasive evidence of an arrangement exists;
2.	Delivery has occurred or services have been rendered;
3.	The seller’s price to the buyer is fixed or determinable, and
4.	Collectibility is reasonably assured.

RECENTLY ADOPTED AND RECENTLY ENACTED ACCOUNTING PRONOUNCEMENTS

Recent accounting pronouncements issued by the FASB (including its EITF), the AICPA, and the SEC did not or are not believed by management to have a material impact on the Company’s present or future financial statements.

F-7

VERTITEK INC.

NOTES TO FINANCIAL STATEMENTS

NOTE 4 – SHORT TERM ADVANCES

On January 20, 2015, the Company executed a letter of intent with Valmie Resources, Inc. (the “Valmie LOI”) which envisions the Company being acquired by Valmie in a share exchange transaction. Pursuant to the terms of the Valmie LOI, a credit line in the amount of $150,000 has been made available to the Company in order to begin implementing its business plan prior to the intended acquisition. The advances are non-interest bearing and would be immediately due and payable should the share exchange contemplated in the Valmie LOI not be effectuated. As of January 31, 2015, the principal balance was $23,500.

NOTE 5 – INCOME TAXES

Deferred income taxes are determined using the liability method for the temporary differences between the financial reporting basis and income tax basis of the Company’s assets and liabilities. Deferred income taxes are measured based on the tax rates expected to be in effect when the temporary differences are included in the Company’s tax return. Deferred tax assets and liabilities are recognized based on anticipated future tax consequences attributable to differences between financial statement carrying amounts of assets and liabilities and their respective tax bases.

As of January 31, 2015, there is no provision for income taxes, current or deferred.

Deferred tax assets:	2015
Net operating loss carry-forwards	$883
Valuation allowance	(883)
Net deferred tax asset	$—

At January 31, 2015 the Company had net operating loss carry forwards in the amount of $2,524 available to offset future taxable income through 2035. The Company established valuation allowances equal to the full amount of the deferred tax assets due to the uncertainty of the utilization of the operating losses in future periods. Tax years from inception are open to examination by taxing authorities.

NOTE 6 – STOCKHOLDERS’ DEFICIT

During the year ended January 31, 2015, the Company issued 1,000,000 shares of its common stock to an entity for services rendered during the formation of the Company. The shares were issued at par value ($0.001) and as such an expense of $1,000 was recognized upon the date of issuance.

The Company has authorized capital consisting of 1,000,000 shares of common stock, of which 1,000,000 shares of common stock were outstanding on January 31, 2015.

NOTE 7 – RELATED PARTY TRANSACTIONS

At January 31, 2015, $2,416 was owed to the Company’s President for amounts advanced to, or paid on behalf of, the Company. In addition, the President received $1,500 for services rendered. The Company’s sole shareholder received 1,000,000 shares of common stock at $0.001 per share ($1,000) for services rendered in forming the Company.

NOTE 8 – EXCHANGE AGREEMENT

On January 27, 2015, the Company entered into an Agreement for the Exchange of Securities (the “Exchange Agreement”) with Valmie Resources, Inc., a publicly held Nevada corporation (“Valmie”), and the sole shareholder of the Company. Upon closing of the transaction contemplated under the Exchange Agreement the Company will be acquired by, and become a subsidiary of, Valmie.

NOTE 9 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events from the balance sheet date through the date the accompanying financial statements were issued and determined there are no events to disclose.

F-8